SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 8, 2004
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                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

       New Jersey                         1-1031                 22-0743290
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)             Identification No.)

     Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ      08875-6707
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
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                               RONSON CORPORATION
                                 FORM 8-K INDEX


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE               3

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                       3



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Item 5.  Other Events and Regulation FD Disclosure

     Ronson Corporation (the "Company") and Mr. Carl W. Dinger III entered into a Consulting Agreement and a Stock Option Agreement (the "Prior Agreements") in March 2000. These Prior Agreements, due to expire on April 7, 2004, were extended on a month-to-month basis through July 7, 2004.

     On July 8, 2004, the Company and Mr. Dinger, after extensive discussions, entered into a new Consulting Agreement and a new Stock Option Agreement (the "New Agreements"). The New Agreements are for a period of three years, expiring on July 7, 2007, and are on substantially the same terms as the Prior Agreements.

     The Consulting Agreement and Stock Option Agreements dated July 7, 2004, are attached hereto as Exhibits 10.a) and 10.b), respectively.

     The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this current report. This information is not filed but is furnished pursuant to Regulation FD.


Item 7. Financial Statements and Exhibits

        a)   Financial Statements: None.

        b)   Pro Forma Financial Information: None.

        c)   Exhibits:

        10.a) Consulting Agreement dated July 7, 2004, between Ronson Corporation and Carl W. Dinger III.

        10.b) Stock Option Agreement dated July 7, 2004, between Ronson Corporation and Carl W. Dinger III.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Ronson Corporation


                                                        /s/Daryl K. Holcomb
                                                        -------------------
                                                        Daryl K. Holcomb
                                                        Vice President &
                                                        Chief Financial Officer,
                                                        Controller and Treasurer
Dated:  July 12, 2004







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